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                      Consent of Independent Accountants



      We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-63732) of Crown Cork & Seal Company, Inc. of our report dated June 22, 1995 appearing on page 6 of this Form 11-K.






      PRICE WATERHOUSE LLP
      Philadelphia, Pennsylvania
      June 27, 1995







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